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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 10, 1998


                           Western Digital Corporation
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               (Exact Name of Registrant as Specified in Charter)


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

            Delaware                        001-08703                      95-264-7125
---------------------------------        ----------------             -------------------
  (State or Other Jurisdiction             (Commission                    (IRS Employer
       of Incorporation)                   File Number)                Identification No.)


      8105 Irvine Center Drive, Irvine, California                            92618
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        (Address of Principal Executive Offices)                           (Zip Code)
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       Registrant's telephone number, including area code: (949) 932-5000


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Total of sequentially numbered pages:  3.




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ITEM 5. OTHER EVENTS

        On September 10, 1998, the board of directors of Western Digital Corporation (the "Corporation") adopted a new stockholder rights plan to replace its existing stockholder rights plan which expires in November 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:
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        EXHIBIT         DESCRIPTION
        -------         -----------

          99.1 Summary of the Rights issued pursuant to the Rights Agreement dated as of October 15, 1998 between Western Digital Corporation and American Stock Transfer & Trust Company.

          99.2 Form of letter to be sent to stockholders announcing the adoption of a new stockholder rights plan and transmitting the Summary of the Rights.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Western Digital Corporation



Date:  November 18, 1998                    By: /s/ DUSTON WILLIAMS
                                                --------------------------------
                                                Duston Williams
                                                Chief Financial Officer



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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

  99.1 Summary of the Rights issued pursuant to the Rights Agreement dated as of October 15, 1998 between Western Digital Corporation and American Stock Transfer & Trust Company.

  99.2 Form of letter to be sent to stockholders announcing the adoption of a new stockholder rights plan and transmitting the Summary of the Rights.